UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 6, 2010

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of Principal Executive Offices)	(Zip Code)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 6, 2010, Leucadia National Corporation issued a press release announcing the declaration of a cash dividend of $0.25 per Leucadia common share payable on December 30, 2010 to record holders of Leucadia common shares on December 17, 2010.  A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Leucadia National Corporation dated December 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leucadia National Corporation

Date: December 7, 2010	By:	/s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President and Chief Financial Officer

Financial Statements and Exhibits.

(e)	Exhibits

Exhibit No.	Description
99.1	Press release of Leucadia National Corporation dated December 6, 2010.